Prudential Investment Portfolios 9
PGIM Select Real Estate Fund

Supplement dated March 15, 2019 to the Fund’s Currently Effective Prospectus and Statement of Additional Information (SAI)

Effective immediately, Samit Parikh, will become a co-Portfolio Manager for the Fund. Rick J. Romano, Daniel Cooney, Michael Gallagher, and Kwok Wing Cheong will continue to serve as portfolio managers for the Fund.  To reflect these changes, the Fund’s Prospectus and SAI are revised, as follows:

1.	The table in the section of the Prospectus entitled “Summary - Management of the Fund” is hereby revised by adding the following information with respect to Mr. Parikh:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Real Estate	Samit Parikh	Vice President & Portfolio Manager	March 2019

2.

The section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is revised as follows: The paragraph that precedes each portfolio manager’s professional biography is hereby deleted. The following professional biography for Mr. Parikh is hereby added.

Samit Parikh is a vice president and portfolio manager at PGIM Real Estate. Mr. Parikh co-manages the PGIM Select Real Estate Fund. Mr. Parikh joined PGIM Real Estate in 2015 from Schonfeld Strategic Advisors, a family office investment firm, where he worked on real estate focused long - short value products. Prior to Schonfeld, he was at the ISI Group where he worked as a REIT analyst and was part of the Institutional Investor Magazine #1 ranked All-American REIT research team. Mr. Parikh has a bachelor's degree in finance from Rutgers University. He is a member of the International Council of Shopping Centers (ICSC) and National Association of Real Estate Investment Trusts (NAREIT).

3.	In Part I of the SAI, the table entitled “The Fund’s Portfolio Managers: Information About Other Accounts Managed” is revised by adding the following information pertaining to Mr. Parikh:

Subadviser	Portfolio Managers	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets
PGIM Real Estate	Samit Parikh	0/$0	0/$0	0/$0

Information in the above table is as of January 31, 2019.

4.	In Part I of the SAI, the table entitled “Portfolio Managers: Personal Investments and Financial Interests” is revised by adding the following information pertaining to Mr. Parikh:

Personal Investments and Financial Interests of the Portfolio Managers
Subadviser	Portfolio Managers	Investments and Other Financial Interests in the Fund and Similar Strategies*
PGIM Real Estate	Samit Parikh	$0

Information in the above table is as of January 31, 2019.

“Investments and Other Financial Interests in the Fund and Similar Strategies” include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for Samit Parikh’s investment in the Fund is as follows: $0.

LR1179